Execution Version

Exhibit 10.1

EXCLUSIVE LICENSE AND SUBLICENSE AGREEMENT

by and between

VISTAGEN THERAPEUTICS, INC.

and
APOLLO BIOLOGICS LP

EXCLUSIVE LICENSE AND SUBLICENSE AGREEMENT
This Agreement is effective as of December 9, 2016 (the “Effective Date”), by and between VistaGen Therapeutics, Inc., a California corporation located at 343 Allerton Avenue, South San Francisco, CA 94080 (“VistaGen”), and Apollo Biologics LP, a Delaware limited partnership located at c/o Versant Venture Management, LLC, One Sansome, Suite 3630, San Francisco, CA 94104 (“Apollo”). VistaGen and Apollo are each sometimes referred to herein as a “Party” or collectively as the “Parties.”
RECITALS
WHEREAS, VistaGen and University Health Network (“UHN”) entered into that certain (i) License Agreement, [*****] (“License Agreement Number One”), (ii) License Agreement, [*****] (“License Agreement Number Two”), (iii) License Agreement, [*****] (“License Agreement Number Three”) and (iv) License Agreement, [*****] (“License Agreement Number Four” and together with License Agreement Number One, License Agreement Number Two, License Agreement Number Three and any additional license agreement entered into between UHN and VistaGen in accordance with Section 2.5 below, each a “License Agreement” and collectively, the “License Agreements”);
WHEREAS, VistaGen and UHN have entered into that certain Patent License Amendment Agreement, dated as of December 9, 2016, pursuant to which each License Agreement is amended;
WHEREAS, pursuant to each License Agreement, VistaGen is the exclusive licensee, with the right to grant sublicenses (through multiple tiers), of all right, title and interest in the Licensed IP, subject only to a royalty-free, nonexclusive, non-transferable license to practice the Licensed IP granted by UHN to the United States Government for governmental purposes;
WHEREAS, Apollo desires to obtain, and VistaGen is willing to grant, (i) an exclusive sublicense under the Licensed IP in the Apollo Field of Use in accordance with each License Agreement, (ii) an exclusive license under the Present Improvements in the Apollo Field of Use under the terms of this Agreement and (iii) a non-exclusive license under the Future Improvements in the Apollo Field of Use, in each case of (i)-(iii), under the terms of this Agreement; and
WHEREAS, prior to entering into this Agreement, VistaGen has delivered sufficient evidence reasonably satisfactory to Apollo that (i) the Sponsored Research Collaboration Agreement by and between UHN and VistaGen, dated as of September 18, 2007, as amended from time to time (the “VistaGen SRA”) has been terminated and (ii) the Strategic Consulting Agreement by and between VistaGen and Gordon Keller, Ph.D., dated as of August 1, 2014 has been appropriately amended to allow Dr. Keller to enter into a new consulting agreement with Apollo.
NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, VistaGen and Apollo hereby agree as follows:
ARTICLE 1
DEFINITIONS
1.1 “Affiliate” shall mean any entity which directly or indirectly controls, or is controlled by, or is under common control with, a Party. The term “control” as used herein means (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors; or (b) with the power to direct the management and policies of such entities.
1.2 “Apollo Field of Use” shall mean [*****] cardiac cell therapy [*****], including for use in human medical or veterinary purposes [*****].
1.3 “Bankruptcy Code” means Title 7 or Title 11 U.S. Code, or any similar federal, state (or with respect to Canada, provincial) or foreign law for the relief of debtors.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

1.4 “Biosimilar Product” shall mean, with respect to a Licensed Product and on a country-by-country basis, a product that (i) is marketed for sale in such country by a third party (not licensed, supplied or otherwise permitted by a Party or its Affiliates or Sublicensees); (ii) contains the corresponding Licensed Product or substantial equivalent as an active pharmaceutical ingredient in such country; and (iii) such product, as and to the extent required, is approved through an abbreviated process (similar, with respect to the United States, to an Abbreviated New Drug Applications under Section 505(j) of the FD&C Act (21 USC 355(j)) or is approved as a “Biosimilar Biologic Product” under Title VII, Subtitle A Biologics Price Competition and Innovation Act of 2009, Section 42 U.S.C. 262, Section 351 of the PHSA, or, outside the United States, in accordance with European Directive 2001/83/EC on the Community Code for medicinal products (Article 10(4) and Section 4, Part II of Annex I) and European Regulation EEC/2309/93 establishing the Community procedures for the authorization and evaluation of medicinal products, each as amended, and together with all associated guidance, and any counterparts thereof or equivalent process inside or outside of the United States or European Union to the foregoing.

1.5 “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.
1.6 “Combination Product” shall mean any Revenue Bearing Product sold or used in combination with one or more other products or components which are not Revenue Bearing Products.
1.7 “FDA” means the United States Food and Drug Administration or its successor.
1.8 “Field of Use” shall mean the Apollo Field of Use or the VistaGen Field of Use, as applicable.
1.9 “First Commercial Sale” shall mean, with respect to a Licensed Product and a country, the first sale to an independent third party in such country after all Regulatory Approvals, including any pricing or reimbursement approvals, as applicable, have been obtained in such country.
1.10 “Future Improvement” shall mean an Improvement created, conceived or reduced to practice after the Effective Date.
1.11 “Future Improvement Patent Rights” shall mean the patent rights within any Future Improvements.
1.12 “[*****] Transaction Agreement” shall mean an agreement pursuant to which Apollo or any of its Affiliates has [*****] either solely in [*****] or in [*****] and one or more of the following countries: [*****]. For clarity, an agreement pursuant to which Apollo or any of its Affiliates have [*****] in regions in addition to [*****] or one or more of the countries listed above (including globally) shall not be considered a “[*****] Transaction Agreement” hereunder.
1.13 “Licensed IP” shall mean all rights licensed or otherwise granted to VistaGen from UHN under each License Agreement, including the UHN Patent Rights.
1.14 “Licensed Product” shall mean [*****].
1.15 “Improvements” means any and all [*****].
1.16 “IND” means (a) an Investigational New Drug Application as defined in the United States Federal Food, Drug and Cosmetic Act, as amended, and applicable regulations promulgated thereunder by the FDA, or (b) the equivalent application to the equivalent regulatory authority in any other regulatory jurisdiction, the filing of which is necessary to initiate or conduct clinical testing of a biologic or pharmaceutical product candidate in humans in such jurisdiction.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

1.17 “Net Sales” shall mean [*****]
(a) [*****]
(b) [*****]
(c) [*****]
(d) [*****]
[*****].
In the event that a Revenue Bearing Product is sold as a Combination Product, Net Sales, for the purposes of determining royalty payments on the Combination Product, shall mean [*****]:
(i) [*****]
(ii) [*****].
1.18 “Orphan Indication” means a disease or condition for which a product intended to treat such disease or condition has received orphan drug status from the FDA or European Medicines Agency (the “EMA”).
1.19 “Phase 2 Clinical Trial” means a human clinical trial of a product, the principal purpose of which is a determination of safety and efficacy in the target patient population, as described in 21 C.F.R. 312.21(b) (as amended or any replacement thereof), or a similar clinical trial prescribed by the regulatory authority in a country other than the United States.
1.20 “Phase 3 Clinical Trial” means a human clinical trial of a product, the design of which is acknowledged by the FDA to be sufficient for such clinical trial to satisfy the requirements of 21 C.F.R. 312.21(c) (as amended or any replacement thereof), or a similar human clinical trial prescribed by the regulatory authority to be sufficient for such clinical trial to satisfy the requirements of a pivotal efficacy and safety clinical trial.
1.21 “Present Improvement” shall mean any Improvement in existence on the Effective Date.
1.22 “Regulatory Approval” means all approvals necessary for the manufacture, marketing, importation and sale of a product for one or more indications in a country or regulatory jurisdiction, which may include satisfaction of all applicable regulatory and notification requirements, including any pricing and reimbursement approvals. Regulatory Approvals include approvals by regulatory authorities of INDs, marketing authorization approvals, new drug applications or biologics license applications.
1.23 “Reporting Period” shall begin on the first day of each calendar quarter and end on the last day of such calendar quarter.
1.24 “Revenue Bearing Products” shall mean a Licensed Product [*****].
1.25 “Sublicensee” shall mean any non-Affiliate sub-sublicensee or sublicensee, as applicable, of the rights granted by Apollo pursuant to Section 2.2.
1.26 “Term” shall have the meaning set forth in Section 12.1.
1.27 “Territory”  shall mean worldwide.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

  1.28 “UHN Patent Rights” shall mean:
(a) the United States and international patents licensed to VistaGen from UHN pursuant to each License Agreement, including those listed on Exhibit A;
(b) the United States and international patent applications and provisional applications licensed to VistaGen from UHN pursuant to each License Agreement, including those listed on Exhibit A;
(c) any patent applications claiming priority from the patents, patent applications, or provisional applications licensed to VistaGen from UHN pursuant to each License Agreement, including those listed on Exhibit A, and any direct or indirect divisionals, continuations, continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents) of the patent applications licensed to VistaGen from UHN pursuant to each License Agreement, including those listed on Exhibit A and of such patent applications claiming priority from the provisional applications licensed to VistaGen from UHN pursuant to each License Agreement, including those listed on Exhibit A, to the extent the claims are directed to subject matter specifically described in the patent applications licensed to VistaGen from UHN pursuant to each License Agreement, including those listed on Exhibit A, and the resulting patents;
(d) any patents resulting from reissues, reexaminations, or extensions (and their relevant international equivalents, including, without limitation supplementary protection certificates) of the patents described in clauses (a), (b) and (c) above; and
(e) international (non-United States) patent applications and provisional applications filed after the Effective Date and the relevant international equivalents to divisionals, continuations, continuation-in-part applications and continued prosecution applications of the patent applications to the extent the claims are directed to subject matter specifically described in the patents or patent applications referred to in clauses (a), (b), (c) and (d) above.
Notwithstanding the foregoing, to the extent there is a conflict between the content of Exhibit A and that listed in Exhibit B of each License Agreement, the content of Exhibit B of each License Agreement shall control.
1.29 “Valid Claim” shall mean [*****].
1.30 “VistaGen Field of Use” shall mean all fields other than the Apollo Field of Use. [*****].
ARTICLE 2
GRANT OF RIGHTS
2.1 License and Sublicense Grants.
(a) VistaGen hereby grants to Apollo and its Affiliates for the Term a royalty-bearing, exclusive (even as to VistaGen and its Affiliates, except as set forth in Section 2.3) sublicense, with the right to grant further sublicenses (as provided in Section 2.2 below) through multiple tiers, under the Licensed IP, to research, develop, commercialize, make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, import, have imported and otherwise exploit, itself and through third parties, Licensed Products in the Apollo Field of Use in the Territory.
(b) VistaGen hereby grants to Apollo and its Affiliates for the Term a royalty-free, exclusive (even as to VistaGen and its Affiliates) license, with the right to grant sublicenses (as provided in Section 2.2 below) through multiple tiers, under the Present Improvements, to research, develop, commercialize, make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, import, have imported and otherwise exploit, itself and through third parties, Licensed Products in the Apollo Field of Use in the Territory.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

(c) VistaGen hereby grants to Apollo and its Affiliates for the Term a royalty-free, non-exclusive license, with the right to grant sublicenses (as provided in Section 2.2 below) through multiple tiers, under the Future Improvements, to research, develop, commercialize, make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, import, have imported and otherwise exploit, itself and through third parties, Licensed Products in the Apollo Field of Use in the Territory.
(d) VistaGen acknowledges and agrees that, during the Term, it shall not directly or indirectly grant any licenses, sublicenses or other rights inconsistent with this Section 2.1.
(e) Apollo acknowledges and agrees that, during the Term, it, its Affiliates and its Sublicensees under this Agreement will comply with any provision of the License Agreements if and to the extent such provision is applicable to a sublicensee under the License Agreements.
2.2 Sublicenses. Apollo shall have the right to grant further sublicenses of the rights and licenses granted to Apollo hereunder through multiple tiers. Apollo shall incorporate terms and conditions into its sublicense agreements sufficient to enable Apollo to comply with this Agreement. Apollo shall promptly furnish VistaGen with a fully signed photocopy of any sublicense agreement, which sublicense agreement may be redacted as necessary to protect commercially sensitive information. Upon termination of this Agreement for any reason, provided that a Sublicensee is not in material breach of its sublicense, VistaGen shall grant to such Sublicensee sublicense rights and terms equivalent to the sublicense rights and terms which Apollo previously granted to such Sublicensee.
2.3 Retained Rights.
(a) VistaGen shall retain the licenses granted to it by UHN pursuant to each License Agreement to use the Licensed IP in accordance with the terms of each License Agreement solely in the VistaGen Field of Use.
(b) Apollo acknowledges UHN’s reserved right under each License Agreement to retain a non-exclusive, sublicensable right to use the Licensed IP for non-commercial research purposes and/or academic educational purposes, without any financial obligation to VistaGen or Apollo for so using the Licensed IP.
(c) Apollo acknowledges that, with respect to UHN, the U.S. federal government retains a royalty-free, non-exclusive, non-transferable license to practice any government-funded invention claimed in any UHN Patent Rights as set forth in 35 U.S.C. §§ 01-211, and the regulations promulgated thereunder, as amended, or any successor statutes or regulations.
2.4 No Additional Rights. Nothing in this Agreement shall be construed to confer any rights upon Apollo by implication, estoppel, or otherwise as to any patent rights or other intellectual property of VistaGen or UHN other than the Licensed IP and Improvements.
2.5 VistaGen SRA. VistaGen covenants and agrees to promptly notify Apollo (but in no event later than [*****] after receipt) in the event it receives any Invention Notice (as defined in the VistaGen SRA) applicable to [*****] the Apollo Field of Use from UHN following the Effective Date. For clarity, [*****]. In addition, VistaGen hereby assigns all right, title and interest in and to any unexercised or future option available to VistaGen pursuant to Section 4.3 of the VistaGen SRA, through which VistaGen may obtain an exclusive license to any Resulting IP (as defined in the VistaGen SRA) in the field set forth in [*****] Apollo Field of Use disclosed in such Invention Notice. To the extent Apollo, in its sole discretion, decides to exercise such option to obtain an exclusive license, it shall notify VistaGen of its decision within [*****] days of receipt of notice from VistaGen. VistaGen shall promptly (within the required time periods set forth in the VistaGen SRA) notify UHN of such decision on behalf of Apollo and acquire exclusive license rights to the applicable Resulting IP through the procedures set forth in Section 4.3 of the VistaGen SRA; provided that (i) the terms and conditions of each such exclusive license agreement shall be substantially identical to the terms and conditions set forth in the License Agreements and (ii) each such exclusive license agreement shall automatically be considered a License Agreement hereunder with all rights licensed or otherwise granted to VistaGen thereunder automatically considered Licensed IP hereunder with the field in clause (ii) of the Apollo Field of Use applying to such Licensed IP. Apollo and VistaGen shall endeavor to amend Exhibit A attached hereto to reflect such additional Licensed IP. Apollo shall reimburse VistaGen to the extent VistaGen pays an issue fee to UHN pursuant to each such exclusive license, which reimbursement shall not exceed [*****]. For the avoidance of doubt, in accordance with this Agreement, VistaGen shall retain the licenses granted to it by UHN solely within the VistaGen Field of Use under any such license agreement entered into pursuant to this Section 2.5.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

2.6 Future UHN SRA. During the Term and for a period of [*****] thereafter, neither VistaGen nor any of its Affiliates or sublicensees (other than Apollo and its Affiliates, licensees and Sublicensees), either alone, or with or through any third party (including by way of any assignment, license, covenant or other transaction regarding patent rights or other intellectual property, or by any research, development or other agreement), shall enter into any agreement with UHN in the field set forth in [*****] the Apollo Field of Use.
2.7 Section 365(n) of the Bankruptcy Code. All rights and licenses granted pursuant to any Section of this Agreement are, and shall be deemed to be, rights and licenses to “intellectual property” (as defined in Section 101(35A) of title 11 of the United States Code and of any similar provisions of applicable Bankruptcy Code under any other jurisdiction including the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3 and Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C-36, as amended from time to time. VistaGen agrees that Apollo as a licensee and sublicensee of rights and licenses under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against VistaGen under the Bankruptcy Code or analogous provisions of applicable laws outside the United States, Apollo shall be entitled to a complete duplicate of (or complete access to, as appropriate) any patent rights or other intellectual property licensed or sublicensed to Apollo and all embodiments of such intellectual property, which, if not already in Apollo’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon Apollo’s written request therefor, unless VistaGen in the bankruptcy proceeding elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under clause (a), following the rejection of this Agreement in the bankruptcy proceeding, upon written request therefor by Apollo.
ARTICLE 3
APOLLO DILIGENCE OBLIGATIONS AND REPORTING
3.1 Diligence Requirements. Apollo shall use commercially reasonable efforts, or shall cause one or more of its Affiliates and Sublicensees to use commercially reasonable efforts, to develop [*****]. In the event that VistaGen determines that Apollo (itself or through its Affiliates or Sublicensees) has failed to fulfill its obligations under this Section 3.1, then VistaGen may treat such failure as a material breach in accordance with Section 12.3(a).
3.2 R&D Plan. Within [*****] after the Effective Date, Apollo shall furnish to VistaGen a copy of Apollo’s Research and Development Plan (“R&D Plan”) for Licensed Products; and a status and progress report as to Apollo’s implementation of the R&D Plan shall be furnished to VistaGen annually thereafter, in conjunction with submission to VistaGen of the annual report, together with an update for the R&D Plan for the next year. The Parties acknowledge that the R&D Plan will represent the optimal and desired goals and timeline for [*****], and that there is no guarantee of achieving the goals within said timeline.
3.3 Annual Report. [*****] each Calendar Year during the Term, Apollo shall prepare and deliver to VistaGen a written summary report which shall describe (a) the research performed to date employing the Licensed IP, (b) the progress of [*****] Licensed Products [*****] and (c) [*****].
ARTICLE 4
ROYALTIES AND PAYMENT TERMS
4.1 Consideration for Grant of Rights
(a) License and Sublicense Issue. Within [*****], Apollo shall pay to VistaGen a sublicense and license issue fee of One Million Two Hundred Fifty Thousand U.S. dollars (U.S.$1,250,000). [*****].
(b) Running Royalties. Beginning upon the First Commercial Sale of a Revenue Bearing Product, Apollo shall pay to VistaGen a [*****] royalty on a [*****] basis on [*****] Net Sales for [*****]. Running royalties shall be payable for each Reporting Period and shall be due to VistaGen within [*****] of the end of each Reporting Period.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

(c) Royalty Stacking. To the extent that Apollo or any of its Affiliates or Sublicensees obtains licenses to third party patent rights or other intellectual property in order to practice the Licensed IP or to develop or commercialize any Licensed Products, Apollo and its Affiliates and Sublicensees may deduct from any royalty due to VistaGen hereunder [*****] of the royalties due according to agreements between Apollo (and its Affiliates and Sublicensees, as applicable) and a third party(ies) on such patents or intellectual property up to an amount equal to [*****] of the running royalties owed in any Reporting Period hereunder, with any excess third party royalties carried over into next succeeding Reporting Periods until exhausted.
(d) Biosimilar Competition. Notwithstanding the foregoing, on a country-by-country basis in the Territory, the royalty rate for Net Sales of a Revenue Bearing Product set forth in Section 4.1(b) shall be reduced (A) by [*****], following a launch of a Biosimilar Product, if the unit sales of all Biosimilar Products in such country exceed [*****] of the sum of unit sales of Revenue Bearing Products plus unit sales of all Biosimilar Products in such country, (B) by [*****] following a launch of a Biosimilar Product, if the unit sales of all Biosimilar Products in such country exceed [*****] of the sum of unit sales of Revenue Bearing Products plus unit sales of all Biosimilar Products in such country, or (C) by [*****] to become [*****] following a launch of Biosimilar Product, if the unit sales of all Biosimilar Products in such country exceed [*****] of the sum of unit sales of Revenue Bearing Products plus unit sales of all Biosimilar Products in such country. Unless otherwise agreed by the Parties, the unit sales of each such Biosimilar Product sold during a Reporting Period shall be as reported by [*****] or any other independent sales auditing firm reasonably agreed upon by the Parties.
(e) No Multiple Royalties. If the commercial sale of any Revenue Bearing Product is covered by more than one of the [*****], multiple royalties shall not be due.
(f) Duration of Royalty Obligations. The royalty obligations of Apollo shall continue on a [*****] basis as to each Revenue Bearing Product, until the expiration or termination of the last to expire Valid Claim within [*****] in that country. Upon the expiration of Apollo’s royalty obligations with respect to a Revenue Bearing Product in a country, the license grants contained in Sections 2.1 shall become fully paid-up, royalty-free, perpetual and irrevocable for such Revenue Bearing Product in such country.
(g) Development Milestone Payments. Subject to Section 4.1(h), Apollo shall pay to VistaGen the following development milestone payments listed in the tables below for [*****] Revenue Bearing Product to achieve each development milestone event. Apollo shall provide VistaGen with written notice and such milestone payment within [*****] after achieving each development milestone. Each such milestone payment shall be payable only once on the [*****] Revenue Bearing Product to achieve such development milestone event. For the avoidance of doubt, in no event shall Apollo be required to pay VistaGen more than an aggregate of [*****] in development milestone payments under this Section 4.1(g).
	Development Milestone Event	Milestone Payment
(A)	[*****]	[*****]
(B)	[*****]	[*****]
(C)	[*****]	[*****]
(D)	[*****]	[*****]

(h)  [*****]
(i) [*****]
(ii) [*****]
(iii) [*****].

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

(i) Commercial Milestone Payments. Apollo shall pay to VistaGen the following commercial milestone payments listed in the tables below after achievement of [*****] commercial milestone event. Apollo shall provide VistaGen with written notice and such milestone payment within [*****] after the end of the Calendar Year in which the applicable milestone event was achieved. Each such milestone payment shall be payable only once. For the avoidance of doubt, in no event shall Apollo be required to pay VistaGen more than an aggregate of [*****] in commercial milestone payments under this Section 4.1(i).

	Commercial Milestone Event	Milestone Payment
(A)	[*****]	[*****]
(B)	[*****]	[*****]
(C)	[*****]	[*****]
(D)	[*****]	[*****]

(j) [*****] Transaction Agreement Revenue.
(i) Subject to Sections 4.1(j)(ii), Apollo shall pay VistaGen the following percentage of all consideration allocable solely to [*****] received by Apollo pursuant to the [*****] Transaction Agreement:
(A) [*****]
(B) [*****]
(C) [*****].
Apollo shall provide VistaGen with written notice of [*****] Transaction Agreement and payment of the amount represented by the above percentages within [*****] after [*****]. [*****].
(ii) The following shall not be considered consideration and subject to the sharing percentages in Section 4.1(j)(i): [*****].
(iii) To the extent that patent rights, other intellectual property rights or other rights, products or obligations other than those applicable to Revenue Bearing Products are [*****] Transaction Agreement, that portion of the consideration received by Apollo and subject to Section 4.1(j)(i) shall be equitably apportioned between the Revenue Bearing Products and those other rights, products and obligations, and such apportionment shall be reasonable and in accordance with customary standards in the industry.
(iv) To the extent Apollo [*****] Transaction Agreement, that portion of the consideration received by Apollo and subject to Section 4.1(j)(i) shall be equitably apportioned between [*****] and any other such applicable country, and such apportionment shall be reasonable and in accordance with customary standards in the industry. [*****].
(v) With respect to each of Sections 4.1(j)(iii) and 4.1(j)(iv), Apollo shall promptly deliver to VistaGen a written report setting forth each such apportionment. In the event VistaGen disagrees with the determination made by Apollo, VistaGen shall so notify Apollo within [*****] of receipt of Apollo’s report and the Parties shall meet to discuss and resolve such disagreement in good faith. If the Parties are unable to agree in good faith as to such fair market values within [*****], then (a) the matter shall be submitted in accordance with the dispute resolution process set forth in Article 13, and (b) VistaGen shall not be entitled to terminate this Agreement until such matter is fully determined by a court of competent jurisdiction.
(k) Method of Payment. All payments shall be made by wire transfer of immediately available funds into an account designated by VistaGen.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

(l) Payments in U.S. Dollars. All payments due under this Agreement shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in the Wall Street Journal) on the last working day of the calendar quarter of the applicable Reporting Period. Such payments shall be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as permitted in the definition of Net Sales.
(m) Late Payments. Any payments by Apollo that are not paid on or before the date such payments are due under this Agreement shall bear interest, to the extent permitted by law, at [*****] above the Prime Rate of interest as reported in the Wall Street Journal on the date payment is due.
(n) Payments to UHN. VistaGen shall be solely responsible for any and all amounts payable to UHN pursuant to the terms of each License Agreement, including any amounts payable as a result of, or in connection with, entry by the Parties into this Agreement or any milestone achieved by, or royalties on Net Sales of, any Revenue Bearing Product. In no event shall Apollo be responsible or liable for any amounts due and payable to UHN under any License Agreement or the VistaGen SRA.
ARTICLE 5
REPORTS, RECORDS AND CONFIDENTIAL INFORMATION
5.1 Frequency of Reports.
(a) Upon First Commercial Sale of a Revenue Bearing Product. Apollo shall report to VistaGen the date of the First Commercial Sale of a Revenue Bearing Product within [*****] of occurrence in each country.
(b) After First Commercial Sale. After the First Commercial Sale of a Revenue Bearing Product, Apollo shall deliver reports to VistaGen within [*****] of the end of each Reporting Period, containing information concerning the immediately preceding Reporting Period, as further described in Section 5.2.
5.2 Content of Reports and Payments. Each report delivered by Apollo to VistaGen shall contain at least the following information for the immediately preceding Reporting Period:
(a) the number of Revenue Bearing Products sold by Apollo, its Affiliates and Sublicensees to independent third parties in each country;
(b) the gross price charged by Apollo, its Affiliates and Sublicensees for each Revenue Bearing Product in each country;
(c) calculation of Net Sales for the applicable Reporting Period in each country, including, without limitation, a listing of applicable deductions; and
(d) total royalty payable on Net Sales in U.S. dollars, together with the exchange rates used for conversion.
If no amounts are due to VistaGen for any Reporting Period, the report shall so state.
5.3 Records. Apollo shall maintain, and shall cause its Affiliates and Sublicensees to maintain, complete and accurate records relating to amounts payable to VistaGen in relation to this Agreement. The relevant entity shall retain such records for at least [*****] following the end of the Calendar Year to which they pertain, during which time a certified, independent public accountant selected by VistaGen and reasonably acceptable to Apollo shall have the right, at VistaGen’s expense, to inspect such records during normal business hours to verify any reports and payments made or compliance in other respects under this Agreement. In the event that any audit performed under this Section 5.3 reveals an underpayment in excess of [*****], Apollo shall bear the full out-of-pocket cost of such audit and shall remit any amounts due to VistaGen within [*****] of receiving written notice thereof from VistaGen.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

5.4 Confidentiality of Reports and Records. The reports and records (including the R&D Plan) provided by Apollo hereunder shall be regarded as Apollo’s Confidential Information (as defined below) and, notwithstanding Section 5.5 below, VistaGen hereby covenants that it shall not use or disclose any information included in such reports for any purpose other than determining whether Apollo, its Affiliates and Sublicensees have complied with their obligations under this Agreement; provided that VistaGen may disclose such reports to UHN solely to use for the same purpose. VistaGen further agrees that, notwithstanding Section 5.5 below, until such time as such information is no longer confidential through no fault of VistaGen, it shall maintain such reports and any information included therein in strict confidence and treat such information in a manner at least as restrictive as its manner of treating its own confidential information of similar nature and in any event not less than with a reasonable degree of care.
5.5 Confidentiality.
(a) Confidential Information; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, during the Term and for a period of [*****] thereafter, the Parties hereby agree to hold in strict confidence and not publish, disclose or transfer, directly or indirectly, or use for any purpose other than as provided for in this Agreement any information and materials furnished to it by or on behalf of the other Party or its Affiliates or generated pursuant to this Agreement (collectively, “Confidential Information”). For clarity, Confidential Information of a Party or its Affiliates will include, without limitation, all information and materials disclosed by such Party or its Affiliates or their respective designees that (a) is marked as “Confidential,” “Proprietary” or with similar designation at the time of disclosure or (b) by its nature can reasonably be expected to be considered Confidential Information by the recipient. Information disclosed orally will not be required to be identified as such to be considered Confidential Information. The terms of this Agreement shall be deemed to be the Confidential Information of both Parties. Notwithstanding the foregoing, Confidential Information will not include any information to the extent that it can be established by written documentation by the receiving Party that such information: (a) was already known to the receiving Party, other than under an obligation of confidentiality (except to the extent such obligation has expired or an exception is applicable under the relevant agreement pursuant to which such obligation was established), at the time of disclosure, (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party, (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement, (d) was independently developed by the receiving Party as demonstrated by written documentation prepared contemporaneously with such independent development; or (e) was disclosed to the receiving Party, other than under an obligation of confidentiality (except to the extent such obligation has expired or an exception is applicable under the relevant agreement pursuant to which such obligation was established), by a third party who had no obligation to the disclosing Party not to disclose such information to others.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

(b) Authorized Disclosure. Except as expressly provided otherwise in this Agreement, each Party may use and disclose Confidential Information of the other Party solely as follows: (a) under appropriate confidentiality provisions substantially equivalent to those in this Agreement: (i) in connection with the performance of its obligations or as reasonably necessary or useful in the exercise of its rights under this Agreement, including the right to grant licenses or sublicenses as permitted hereunder, or (ii) to actual or potential bona fide (sub)licensees, acquirers or assignees, collaborators, investment bankers, investors or lenders with whom a Party (or its Affiliates) has entered into good faith negotiations regarding a proposed transaction, or; (b) to the extent such disclosure is to a governmental authority as reasonably necessary in filing or prosecuting the UHN Patent Rights or Present Improvement Patent Rights, copyright and trademark applications in accordance with this Agreement, prosecuting or defending litigation related to this Agreement, complying with applicable governmental regulations with respect to performance under this Agreement, obtaining Regulatory Approval or fulfilling post-approval regulatory obligations for the Licensed Products, or otherwise required by applicable law; provided, however, that if a Party is required by applicable law or the rules of any securities exchange or automated quotation system to make any such disclosure of the other Party’s Confidential Information it will, except where impracticable for necessary disclosures (for example, in the event of medical emergency), give reasonable advance notice to the other Party of such disclosure requirement and, in each of the foregoing, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed and will only disclosed that Confidential Information that is required to be disclosed; (c) to advisors (including lawyers and accountants) on a need to know basis, in each case under appropriate confidentiality provisions or professional standards of confidentiality substantially equivalent to those of this Agreement, or (d) to the extent mutually agreed to by the Parties. Each Party acknowledges and agrees that the other Party may submit this Agreement to the SEC and if a Party does submit this Agreement to the SEC, such Party agrees to consult with the other Party with respect to the preparation and submission of, a confidential treatment request for this Agreement. If a Party is required by applicable law to make a disclosure of the terms of this Agreement in a filing with or other submission to the SEC, and [*****], then such Party will have the right to make such public disclosure at the time and in the manner reasonably determined by its counsel to be required by applicable law. Notwithstanding anything to the contrary herein, it is hereby understood and agreed that if a Party seeking to make a disclosure to the SEC as set forth in this Section 5.5(b), [*****] such comments, limit disclosure or obtain confidential treatment to the extent reasonably requested by the other Party.
(c) Press Releases. Neither Party may issue any press release or make any other public announcement or statement concerning this Agreement, the transactions contemplated hereby or the terms hereof, without the prior written approval of the other Party, except as may be required by applicable law. In the event either Party (the “Issuing Party”) desires to issue a press release or other public statement disclosing information relating to this Agreement, the transactions contemplated hereby or the terms hereof, the Issuing Party will provide the other Party (the “Reviewing Party”) with a copy of the proposed press release or public statement (the “Release”) and seek the Reviewing Party’s prior written consent. The Issuing Party will specify with each such Release, taking into account the urgency of the matter being disclosed, a reasonable period of time within which the Receiving Party may provide any comments on such Release and if the Receiving Party fails to provide any comments during the response period called for by the Issuing Party, the Reviewing Party will be deemed to have consented to the issuance of such Release. If the Receiving Party provides any comments, the Parties will consult on such Release and work in good faith to prepare a mutually acceptable Release. Either Party may subsequently publicly disclose any information previously contained in any Release so consented to.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

ARTICLE 6
PATENT PROSECUTION
6.1 Responsibility for UHN Patent Rights. Pursuant to each License Agreement, VistaGen has the right to control the preparation, filing, prosecution, defense in post-grant or post-issuance administrative proceedings, and maintenance of all patents and patent applications in respect of the UHN Patent Rights in the Territory. VistaGen hereby grants to Apollo the sole and exclusive right to exercise all of its rights regarding patent prosecution, maintenance and enforcement under each License Agreement, and VistaGen hereby appoints Apollo to act as its agent, to prepare, file, prosecute, maintain and defend in all agency proceedings (e.g., reissues, reexaminations, oppositions and interferences) all of the UHN Patent Rights during the Term. Likewise, VistaGen hereby grants to Apollo the sole and exclusive right to prepare, file, prosecute, maintain and defend in all agency proceedings (e.g., reissues, reexaminations, oppositions and interferences) any and all patent rights within the Present Improvements (the “Present Improvement Patent Rights” and together with Future Improvement Patent Rights, “Improvement Patent Rights”) during the Term. With respect to the foregoing, Apollo shall copy VistaGen on all patent prosecution documents and give VistaGen reasonable opportunities to advise Apollo on such filing, prosecution and maintenance. In the event Apollo desires to abandon any patent or patent application within the UHN Patent Rights or Present Improvement Patent Rights, Apollo shall provide VistaGen with reasonable prior written notice of such intended abandonment or decline of responsibility. If VistaGen elects to continue such patent or patent application, the Parties shall consult and Apollo may elect to retain responsibility therefor. Otherwise, the right to prepare, file, prosecute, maintain and defend the relevant UHN Patent Rights or Present Improvement Patent Rights, at VistaGen’s expense, shall revert to VistaGen and with respect to the UHN Patent Rights shall be subject to the terms and conditions of the applicable License Agreement.
6.2 Payment of Expenses. The Parties acknowledge and agree that pursuant to each License Agreement, payment of all fees and costs, including, without limitation, attorney’s fees, for the filing, prosecution and maintenance of the UHN Patent Rights incurred by UHN before the Effective Date shall be the responsibility of VistaGen. Apollo shall be responsible for all such fees and costs incurred after the Effective Date. For the avoidance of doubt, Apollo shall not be responsible for payment of any fees and costs associated with the prosecution and maintenance of the UHN Patent Rights or Present Improvement Patent Rights incurred prior to the Effective Date.
6.3 Patent Extensions and Orange or Purple Book Listings. If elections with respect to obtaining patent term extensions (including, without limitation, any available pediatric extensions) or supplemental protection certificates or their equivalents in any country with respect to UHN Patent Rights or Present Improvement Patent Rights are available, Apollo shall have the sole and exclusive right to make any such elections based on Licensed Products. With respect to data exclusivity periods (such as those periods listed in the FDA’s Orange or Purple Book (including, without limitation, any available pediatric extensions) or periods under national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or orphan exclusivity periods, and all equivalents in any country), Apollo shall have the sole and exclusive right to seek and maintain all such data exclusivity periods available for the Licensed Products. With respect to all of the rights and activities identified in this Section 6.3, VistaGen hereby appoints Apollo as its agent for such purposes with the authority to act on VistaGen’s behalf with respect to the UHN Patent Rights or Present Improvement Patent Rights in a manner consistent with this Agreement.
ARTICLE 7
INFRINGEMENT
7.1 Notification of Infringement of Licensed IP or Improvements. Each Party agrees to provide written notice to the other Party promptly after becoming aware of any infringement of the Licensed IP or Improvements by a third party and of any available evidence thereof, including to the extent VistaGen receives notice from UHN of any infringement of the Licensed IP by a third party and of any available evidence thereof.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

7.2 Right to Prosecute Infringements. Pursuant to each License Agreement, VistaGen has the right to determine the appropriate course of action to enforce the Licensed IP or otherwise abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce the Licensed IP, to defend any declaratory judgments seeking to invalidate or hold the Licensed IP unenforceable, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation, declaratory judgments or other enforcement action with respect to Licensed IP.

(a) Apollo Right to Prosecute. VistaGen hereby assigns to Apollo the first and exclusive right, but not the obligation, under its own control and at its own expense, to prosecute any third party infringement of the Licensed IP or Present Improvements, subject to Sections 7.4 and 7.5. The total cost of any such infringement action commenced or defended solely by Apollo shall be borne by Apollo.
(b) VistaGen Right to Prosecute. If within [*****] after having been notified of any alleged infringement that is material and competitive in the marketplace Apollo is unsuccessful in persuading the alleged infringer to desist and shall not have brought and shall not be diligently prosecuting an infringement action, then VistaGen shall have the right, but shall not be obligated, under its own control and at its own expense, to prosecute any infringement of the Licensed IP or Present Improvements, and, with respect to the Licensed IP, the terms and conditions of the applicable License Agreement shall govern.
7.3 Declaratory Judgment Actions. If a declaratory judgment action is brought naming UHN, VistaGen or Apollo or any of its Affiliates or Sublicensees as a defendant and alleging invalidity, unenforceability or non-infringement of any UHN Patent Rights or Improvement Patent Rights, Apollo or VistaGen, as the case may be, shall promptly notify the other Party in writing and Apollo may elect, upon written notice to VistaGen within [*****] after receiving or giving notice of the commencement of such action, to take over the sole control of such action at its own expense solely with respect to UHN Patent Rights or Present Improvement Patent Rights. If Apollo does not defend any such action, then VistaGen shall have the right, but shall not be obligated, to defend such action at VistaGen’s expense and, with respect to the UHN Patent Rights, the terms of the applicable License Agreement shall govern.
7.4 Offsets. Apollo may offset a total of [*****] of any expenses incurred under Sections 7.2 and 7.3 against any payments due to VistaGen under Article 4, provided that in no event shall such payments under Article 4, when aggregated with any other offsets and credits allowed under this Agreement, be reduced by more than [*****] in any Reporting Period.
7.5 Recovery. In the event that either Party exercises the rights conferred in this Article 7 and recovers any damages or other sums in such action, such damages or other sums recovered shall first be applied to all out-of-pocket costs and expenses incurred by the Parties in connection therewith (including, without limitation, attorneys’ fees). If such recovery is insufficient to cover all such costs and expenses of both Parties, the controlling Party’s costs shall be paid in full first before any of the other Party’s costs. If after such reimbursement any funds shall remain from such damages or other sums recovered, such funds shall be retained by the Party that controlled the action or proceeding under this Article 7; provided, however, that (a) if Apollo is the Party that controlled such action or proceeding, VistaGen shall receive out of any such remaining recovery received by Apollo an amount equal to royalties payable hereunder by treating such remaining recovery as “Net Sales” hereunder and (b) if VistaGen is the Party that controlled such action or proceeding, the remaining recovery received by VistaGen shall be shared equally between Apollo and VistaGen.
7.6 Cooperation. Each Party agrees to cooperate in any action under this Article 7 which is controlled by the other Party, including, without limitation, joining such action as a party plaintiff if necessary or desirable for initiation or continuation of such action; provided that the controlling Party reimburses the cooperating Party promptly for any reasonable costs and expenses incurred by the cooperating Party in connection with providing such assistance.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

ARTICLE 8
INDEMNIFICATION AND INSURANCE
8.1 Indemnification of VistaGen. Apollo hereby agrees to indemnify, defend and hold harmless each of VistaGen and its Affiliates and its and their trustees, directors, officers, employees, scientists, agents, successors, assigns and other representatives (collectively, the “VistaGen Indemnitees”) from and against all damages, liabilities, losses and other expenses, including, without limitation, reasonable attorney’s fees, expert witness fees and costs (collectively, “Losses”), regarding any claims, suits or proceedings brought by a third party, whether or not a lawsuit or other proceeding is filed (collectively “Claim”), that arise out of or relate to (a) any product, process, or service that is made, used, sold, imported, or performed by or on behalf of Apollo pursuant to any right or license granted under this Agreement, (b) Apollo’s failure to comply with any applicable laws, rules or regulations in connection with this Agreement and (c) the [*****] of Apollo, except that Apollo’s liability for damages under its indemnity shall be reduced or apportioned to the extent any claim is proximately caused by VistaGen’s [*****]. [*****].
8.2 Indemnification of Apollo. VistaGen hereby agrees to indemnify, defend and hold harmless Apollo and its Affiliates and its and their trustees, directors, officers, employees, scientists, agents, successors, assigns and other representatives (collectively, the “Apollo Indemnitees”) from and against all Losses regarding any Claims that arise out of or relate to (a) any product, process, or service that is made, used, sold, imported, or performed by or on behalf of VistaGen using or incorporating the Licensed IP, (b) VistaGen’s failure to comply with any applicable laws, rules or regulations in connection with this Agreement, (c) any Claims brought by UHN with respect to any payments due and payable to UHN under any License Agreement and (d) the [*****] of VistaGen, except that VistaGen’s liability for damages under its indemnity shall be reduced or apportioned to the extent any claim is proximately caused by Apollo’s [*****].
8.3 Indemnification Procedure. A party entitled to indemnification hereunder shall provide the indemnifying Party with prompt written notice of any claim, suit, action, demand, or judgment for which indemnification is sought under this Agreement. The indemnifying Party shall, at its own expense, provide attorneys reasonably acceptable to the other Party to defend against any such claim. The indemnified Party shall cooperate fully with the indemnifying Party in such defense and shall permit the indemnifying Party to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement).
8.4 Insurance. Within [*****] after the Effective Date, Apollo shall obtain and carry in full force and effect commercial general liability insurance, including, without limitation, product liability and errors and omissions insurance which shall protect Apollo and VistaGen Indemnitees with respect to events covered by Section 8.1. The limits of such insurance shall be customary and reasonable in Apollo’s industry. At the request of VistaGen, Apollo shall provide VistaGen with Certificates of Insurance evidencing compliance with this Section 8.4. Apollo shall continue to maintain such insurance after the expiration or termination of this Agreement during any period in which Apollo or any Affiliate or Sublicensee continues to make, use, or sell a product that was a Licensed Product under this Agreement, [*****].
ARTICLE 9
REPRESENTATIONS OR WARRANTIES
9.1 Mutual Representations. Each Party represents and warrants to the other that (i) such Party is a company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) such Party has the legal power and authority to execute, deliver and perform this Agreement; (iii) the execution, delivery and performance by such Party of this Agreement has been duly authorized by all necessary corporate action; (iv) this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (v) the execution, delivery and performance of this Agreement shall not cause or result in a violation of any law, of such Party’s charter documents, or of any contract by which such Party is bound.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

9.2 VistaGen Representations, Warranties and Covenants. VistaGen represents, warrants and covenants that:
(a) it has, or will have (with respect to Future Improvements), the power and authority to grant the licenses and sublicenses provided for herein to Apollo, and that it has not earlier granted, or assumed any obligation to grant, any rights in the Licensed IP or Improvements to any third party that would conflict with the rights granted to Apollo herein;
(b) it has obtained from UHN the exclusive right to grant sublicenses (including exclusive sublicenses) under the Licensed IP;
(c) as of the Effective Date, neither UHN nor VistaGen is in breach of any License Agreement, nor has VistaGen received any notification from UHN alleging it is in breach of any License Agreement;
(d) during the Term, in the event that it (i) receives formal written notice from UHN of a material breach of its obligations under any License Agreement or (ii) sends formal written notice to UHN of a material breach of UHN’s obligations under any License Agreement, in each of (i) and (ii), it shall promptly provide Apollo a copy of any such written notice;
(e) as of the Effective Date, to its knowledge, there are no actions, suits, investigations, claims or proceedings pending or threatened in writing relating to the Licensed IP or Improvements;
(f) as of the Effective Date, VistaGen has not received any written notice from UHN or any third party with respect to any actions, suits, investigations, claims or proceedings pending or threatened in writing relating to the Licensed IP or Improvements;
(g) other than the License Agreements and the VistaGen SRA, it does not license or does not have the right to license from UHN any other patent rights or other intellectual property applicable to the Apollo Field of Use;
(h) during the Term, VistaGen shall not breach or default under any provision of each License Agreement; and
(i) during the Term and thereafter, VistaGen shall not amend or modify any License Agreement in any manner without the prior written consent of Apollo.
9.3 Disclaimer of Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTIES CONCERNING LICENSED IP, IMPROVEMENTS OR ANY OTHER MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR ARISING OUT OF COURSE OF CONDUCT OR TRADE CUSTOM OR USAGE, AND EACH PARTY DISCLAIMS ALL SUCH EXPRESS OR IMPLIED WARRANTIES. VISTAGEN MAKES NO WARRANTY OR REPRESENTATION AS TO THE VALIDITY OR SCOPE OF UHN PATENT RIGHTS OR IMPROVEMENT PATENT RIGHTS, OR THAT ANY LICENSED PRODUCT SHALL BE FREE FROM AN INFRINGEMENT ON PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES. FURTHER, VISTAGEN HAS MADE NO INVESTIGATION AND MAKES NO REPRESENTATION THAT THE UHN PATENT RIGHTS OR IMPROVEMENT PATENT RIGHTS ARE SUITABLE FOR APOLLO’S PURPOSES.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

9.4 Limitation of Liability. EXCEPT FOR [*****], IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR EXPECTED SAVINGS OR OTHER ECONOMIC LOSSES) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ITS SUBJECT MATTER. EACH PARTY’S AGGREGATE LIABILITY, IF ANY, FOR ALL DAMAGES OF ANY KIND RELATING TO THIS AGREEMENT OR ITS SUBJECT MATTER SHALL NOT EXCEED THE AMOUNT PAID BY APOLLO TO VISTAGEN UNDER THIS AGREEMENT. THE FOREGOING EXCLUSIONS AND LIMITATIONS SHALL APPLY TO ALL CLAIMS AND ACTIONS OF ANY KIND AND ON ANY THEORY OF LIABILITY, WHETHER BASED ON CONTRACT, TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE OR STRICT LIABILITY), OR ANY OTHER GROUNDS, AND REGARDLESS OF WHETHER THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. THE PARTIES FURTHER AGREE THAT EACH WARRANTY DISCLAIMER, EXCLUSION OF DAMAGES OR OTHER LIMITATION OF LIABILITY HEREIN IS INTENDED TO BE SEVERABLE AND INDEPENDENT OF THE OTHER PROVISIONS SINCE THEY EACH REPRESENT SEPARATE ELEMENTS OF RISK ALLOCATION BETWEEN THE PARTIES.
9.5 Breach by VistaGen. In the event that VistaGen commits a breach of any License Agreement and Apollo receives notice of such breach, within [*****] of the receipt of any such notice of breach, subject to any cure period permitted under the applicable License Agreement, Apollo may request to meet with UHN and VistaGen and representatives of the Parties shall meet and discuss in good faith a potential cure of such breach in accordance with the terms of the applicable License Agreement. In the event VistaGen is unable to cure such breach, VistaGen hereby provides Apollo (or any of its Affiliates or Sublicensees) the right, but not the obligation, to cure such breach directly with UHN on VistaGen’s behalf in accordance with the terms of the applicable License Agreement. VistaGen shall reimburse Apollo (or any of its Affiliates or Sublicensees) for any and all costs and expenses incurred in attempting to cure, or curing, such breach. In the event such breach is unable to be cured or is not cured (including because Apollo does not elect to cure such breach), at Apollo’s request, VistaGen shall use all reasonable efforts to assist Apollo in entering into a direct license with UHN equal in scope to the sublicense set forth in Article 2, [*****]. VistaGen further agrees not to impede, restrict or otherwise interfere with the entrance of Apollo and UHN into such direct license.
9.6 Breach by UHN. In the event that UHN commits a material breach of any License Agreement and such License Agreement is terminated as a result of such breach, VistaGen shall delegate to Apollo, or pursue at Apollo’s written request and expense, any cause of action that VistaGen may have pursuant to the terms of the applicable License Agreement.
ARTICLE 10
ASSIGNMENT
            This Agreement, and the rights and obligations hereunder, may not be assigned or transferred, in whole or in part, by either Party without the prior written consent of the other Party, except that no consent shall be required for either Party to assign this Agreement to (i) any entity acquiring it or all or substantially all of the assets of such Party as to which this Agreement relates whether by sale, merger, operation of law or otherwise (including, for clarity, with respect to VistaGen all of the License Agreements), or (ii) any of its Affiliates; provided that upon any such assignment with respect to VistaGen, VistaGen shall similarly assign each License Agreement and that certain letter agreement by and among UHN, Apollo and VistaGen effective as of the date hereof (the “Letter Agreement”) such that the VistaGen contracting party in each License Agreement and the Letter Agreement is the same VistaGen contracting party as in this Agreement. Each Party shall notify the other Party no later than [*****] after any assignment of this Agreement. Any assignment in circumvention of the foregoing shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

ARTICLE 11
GENERAL COMPLIANCE WITH LAW
11.1 Compliance with Laws. Apollo shall use reasonable commercial efforts to comply with all commercially material local, state, federal, and international laws and regulations relating to the development, manufacture, use, and sale of Licensed Products.
11.2 Export Control. Apollo and its Affiliates and Sublicensees shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including, without limitation, all Export Administration Regulations of the United States Department of Commerce. Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries. Apollo hereby gives written assurance that it shall comply with, and shall cause its Affiliates and Sublicensees to comply with, all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its Affiliates or Sublicensees, and that it shall indemnify, defend, and hold VistaGen harmless (in accordance with Section 8.1) for the consequences of any such violation.
11.3 Marking of Licensed Products. To the extent commercially feasible and consistent with prevailing business practices, Apollo shall mark, and shall cause its Affiliates and Sublicensees to mark, all Licensed Products that are manufactured or sold under this Agreement with the number of each issued patent under the UHN Patent Rights or Improvement Patent Rights that applies to such Licensed Product.
ARTICLE 12
TERMINATION
12.1 Term. Unless earlier terminated in accordance with the provisions of this Article 12, this Agreement shall continue in force on a country-by-country and Licensed Product-by-Licensed Product basis until the expiration of the last to expire patent within the UHN Patent Rights or Improvement Patent Rights (the “Term”). Following the end of the Term for any such Licensed Product in such country by expiration (but not termination), the licenses granted to Apollo under Sections 2.1(a)-(c) will become perpetual, irrevocable, non-terminable, fully paid-up and royalty-free.
12.2 Voluntary Termination by Apollo.
(a) Apollo shall have the right to terminate this Agreement, for any reason, upon at least [*****] prior written notice to VistaGen, such notice to state the date at least [*****] in the future upon which termination is to be effective.
(b) Apollo shall have the right to terminate this Agreement immediately upon written notice to VistaGen on a Licensed IP-by-Licensed IP, UHN Patent Right-by-UHN Patent Right, Improvement-by-Improvement or Improvement Patent Right-by-Improvement Patent Right basis, such notice to state the Licensed IP, UHN Patent Right, Improvement or Improvement Patent Right for which such termination shall be applicable (such terminated patent right or other intellectual property, the “Terminated IP”). In the event Apollo provides such notice, the Terminated IP will no longer be subject to this Agreement, all licenses or sublicenses to such Terminated IP will terminate and Apollo shall have no further rights or obligations with respect to such Terminated IP as of the date of VistaGen’s receipt of such written notice.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

12.3 Termination for Breach.
(a) In the event Apollo commits a material breach of its obligations under this Agreement, and fails to cure that breach within [*****] after receiving written notice thereof, VistaGen may terminate this Agreement immediately upon written notice to Apollo, subject to completion of the dispute resolution process set forth in Article 13 and subsequent cure. Notwithstanding the foregoing, if VistaGen terminates this Agreement due to Apollo’s failure to timely pay the sublicense and license issue fee required in Section 4.1(a), the termination is effective upon notice and the dispute resolution process set forth in Article 13 shall not apply to such termination.
(b) In the event VistaGen commits a material breach of its obligations under this Agreement, Apollo may, in its discretion, either (i) terminate this Agreement if VistaGen has not cured such breach within [*****] after receipt of written notice thereof or (ii) continue this Agreement and seek arbitration pursuant to Article 13 confirming that such breach has in fact occurred and/or seeking specific performance, and if such arbitration finds that such breach indeed has occurred, then any future payments to VistaGen pursuant to Article 4 of this Agreement shall be reduced by [*****] as of the termination date.
12.4 Other Grounds for Bankruptcy. A Party may terminate this Agreement immediately if the other Party hereto is declared insolvent or commits an act of bankruptcy.
12.5 Effect of Expiration or Termination.
(a) Survival. The following provisions shall survive the expiration or termination of this Agreement: Article 1, Article 8, Article 9, Article 13 and Article 14, and Sections 4.1(f), 5.2 (but only with respect to obligation to provide final report and payment), 5.3, 11.1, 11.2, 12.1 (but only with respect to the second sentence) and 12.5.
(b) Inventory. Upon the early termination of this Agreement, Apollo and its Affiliates and Sublicensees may complete and sell any work-in-progress and inventory of Licensed Products that exist as of the effective date of termination, provided that (i) Apollo pays VistaGen the applicable running royalty or other amounts due on Net Sales of any Revenue Bearing Products in accordance with the terms and conditions of this Agreement, and (ii) Apollo and its Affiliates and Sublicensees shall complete and sell all work-in-progress and inventory of Licensed Products after the effective date of termination.
(c) Expiration or termination of this Agreement for any reason shall not relieve either Party of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration.
ARTICLE 13
DISPUTE RESOLUTION
13.1 Mandatory Procedures. The Parties agree that any dispute arising out of or relating to this Agreement shall be resolved solely by means of the procedures set forth in this Article 13, and that such procedures constitute legally binding obligations that are an essential provision of this Agreement. If either Party fails to observe the procedures of this Article 13, as may be modified by their written agreement, the other Party may bring an action for specific performance of these procedures in any court of competent jurisdiction.
13.2 Equitable Remedies. Although the procedures specified in this Article 13 are the sole and exclusive procedures for the resolution of disputes arising out of or relating to this Agreement, either Party may seek a preliminary injunction or other provisional equitable relief if, in its reasonable judgment, such action is necessary to avoid irreparable harm to itself or to preserve its rights under this Agreement.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

13.3 Dispute Resolution Procedures. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding confidential arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”), and the procedures set forth below. In the event of any inconsistency between the Rules of AAA and the procedures set forth below, the procedures set forth below shall control. Judgment upon the award rendered by the arbitrators may be enforced in any court having jurisdiction thereof.
(a) The location of the arbitration shall be in the County of New York. VistaGen and Apollo hereby irrevocably submit to the exclusive jurisdiction and venue of the AAA arbitration panel selected by the Parties and located in New York, New York for any dispute regarding this Agreement, and to the exclusive jurisdiction and venue of the federal and state courts located in New York, New York for any action or proceeding to enforce an arbitration award or as otherwise provided in Section 13.3(e), and waive any right to contest or otherwise object to such jurisdiction or venue.
(b) The arbitration shall be conducted by a panel of three neutral arbitrators who are independent and disinterested with respect to the Parties, this Agreement, and the outcome of the arbitration. Each Party shall appoint one neutral arbitrator, and these two arbitrators so selected by the Parties shall then select the third arbitrator, and all arbitrators must have at least ten (10) years’ experience in mediating or arbitrating cases regarding the same or substantially similar subject matter as the dispute between VistaGen and Apollo. If one Party has given written notice to the other Party as to the identity of the arbitrator appointed by the Party, and the Party thereafter makes a written demand on the other Party to appoint its designated arbitrator within the next ten days, and the other Party fails to appoint its designated arbitrator within ten days after receiving said written demand, then the arbitrator who has already been designated shall appoint the other two arbitrators.
(c) The arbitrators shall decide any disputes and shall control the process concerning these pre-hearing discovery matters. Pursuant to the Rules of AAA, the Parties may subpoena witnesses and documents for presentation at the hearing.
(d) Prompt resolution of any dispute is important to both Parties; and the Parties agree that the arbitration of any dispute shall be conducted expeditiously. The arbitrators are instructed and directed to assume case management initiative and control over the arbitration process (including, without limitation, scheduling of events, pre-hearing discovery and activities, and the conduct of the hearing), in order to complete the arbitration as expeditiously as is reasonably practical for obtaining a just resolution of the dispute.
(e) The arbitrators may grant any legal or equitable remedy or relief that the arbitrators deem just and equitable, to the same extent that remedies or relief could be granted by a state or federal court, provided however, that no punitive damages may be awarded. No court action shall be maintained seeking punitive damages. The decision of any two of the three arbitrators appointed shall be binding upon the Parties. Notwithstanding anything to the contrary in this Agreement, prior to or while an arbitration proceeding is pending, either Party has the right to seek and obtain injunctive and other equitable relief from a court of competent jurisdiction to enforce that Party’s rights hereunder.
(f) The expenses of the arbitration, including, without limitation, the arbitrators’ fees, expert witness fees, and attorney’s fees, may be awarded to the prevailing Party, in the discretion of the arbitrators, or may be apportioned between the Parties in any manner deemed appropriate by the arbitrators. Unless and until the arbitrators decide that one Party is to pay for all (or a share) of such expenses, both Parties shall share equally in the payment of the arbitrators’ fees as and when billed by the arbitrators.
(g) Notwithstanding the foregoing, any disputes arising hereunder with respect to the inventorship, validity, enforceability or other aspect of intellectual property rights shall be resolved by a court of competent jurisdiction and not by arbitration.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

(h) Except as set forth below and as necessary to obtain or enforce a judgment upon any arbitration award, the Parties shall keep confidential the fact of the arbitration, the dispute being arbitrated, and the decision of the arbitrators. Notwithstanding the foregoing, the Parties may disclose information about the arbitration to persons who have a need to know, such as directors, trustees, management employees, witnesses, experts, investors, attorneys, lenders, insurers, actual or potential collaborators or corporate partners of Apollo, actual or potential acquirors of Apollo, and others who may be directly affected provided that such persons are bound to keep such information confidential. Additionally, if a Party has stock which is publicly traded, the Party may make such disclosures as are required by applicable securities laws, but shall use commercially reasonably efforts to seek confidential treatment for such disclosure.
13.4 Performance to Continue. Each Party shall continue to perform its undisputed obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement; provided, however, that a Party may suspend performance of its undisputed obligations during any period in which the other Party fails or refuses to perform its undisputed obligations.
13.5 Statute of Limitations. The Parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) shall be tolled while the procedures set forth in Section 13.5 are pending. The Parties shall cooperate in taking any actions necessary to achieve this result.
ARTICLE 14
MISCELLANEOUS
14.1 Notice. Any notices required or permitted under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized national overnight courier, confirmed facsimile transmission, confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested, to the following addresses or facsimile numbers of the Parties:
If to VistaGen:
VistaGen Therapeutics, Inc.
343 Allerton Ave
South San Francisco, CA 94080
Attention: Shawn K. Singh, CEO

If to Apollo:
Apollo Biologics LP
c/o Versant Venture Management, LLC
One Sansome
Suite 3630
San Francisco, CA 94104
Attention: Jerel Davis, Authorized Representative

All notices under this Agreement shall be deemed effective upon receipt. A Party may change its contact information immediately upon written notice to the other Party in the manner provided in this Section 14.1.
14.2 Governing Law. This Agreement and all disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, shall be construed, governed, interpreted and applied in accordance with the laws of the State of Delaware, without regard to conflict of laws principles, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

14.3 Force Majeure. Neither Party shall be responsible for delays resulting from causes beyond the reasonable control of such Party, including, without limitation fire, explosion, flood, war, strike, or riot, provided that the nonperforming Party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.
14.4 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.
14.5 Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision of this Agreement, and the Parties shall negotiate in good faith to modify this Agreement to preserve (to the extent possible) their original intent. If the Parties fail to reach a modified agreement within thirty (30) days after the relevant provision is held invalid or unenforceable, then the dispute shall be resolved in accordance with the procedures set forth in Article 13. While the dispute is pending resolution, this Agreement shall be construed as if such provision were deleted by agreement of the Parties.
14.6 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and assigns.
14.7 Headings. All headings are for convenience only and shall not affect the meaning of any provision of this Agreement.
14.8 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to its subject matter and supersedes all prior agreements or understandings between the parties relating to its subject matter.
14.9 Construction. The use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits. The words “will” and “shall” shall have the same meaning and, unless the context otherwise requires, the use of the word “or” is used in the inclusive sense (and/or). The term “including, “include,” or “includes” as used herein shall mean including, without limiting the generality of any description preceding such term, irrespective of whether such term is used “without limitation” or “without limiting” throughout this Agreement.
14.10 Counterparts. This Agreement may be executed in counterparts signed separately by the Parties, each of which together shall constitute one and the same instrument. Execution of this Agreement may be concluded by signing and delivery by electronic transmission to a Party of the other Party’s signed copy.
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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exclusive License and Sublicense Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

VISTAGEN THERAPEUTICS, INC.

By: /s/ Shawn K. Singh
Name: Shawn K. Singh
Title: Chief Executive Officer

Exclusive License and Sublicense Agreement

APOLLO BIOLOGICS LP

By: BJD Newco, LLC, its general partner

By: /s/ Jerel Davis
Name: Jerel Davis
Title: Authorized Representative

Exclusive License and Sublicense Agreement

EXHIBIT A
LICENSED IP
[*****]

[*****]

Exclusive License and Sublicense Agreement

[*****]

[*****]

Exclusive License and Sublicense Agreement

[*****]

Exclusive License and Sublicense Agreement

[*****]

Exclusive License and Sublicense Agreement

[*****]

Exclusive License and Sublicense Agreement

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